Exhibit 99.1

Vicarious Surgical Announces Pricing of $5.9 Million Registered Direct Offering

WALTHAM, Mass., October 8, 2025 — (BUSINESS WIRE)— Vicarious Surgical Inc. (NYSE: RBOT, RBOT.WS), a next-generation robotics technology company seeking to improve lives by transforming robotic surgery, announced today that it has entered into a securities purchase agreement with a single institutional investor to purchase the Company’s Class A common stock and pre-funded warrants in a registered direct offering and warrants to purchase its Class A common stock in a concurrent private placement. The combined effective purchase price for one share of Class A common and accompanying warrants to purchase two shares of Class A common stock will be $5.10, and the combined purchase price for one pre-funded warrant and accompanying warrants to purchase two shares of Class A common stock will be $5.0999. The gross proceeds to the Company from the offering are expected to be approximately $5.9 million, before deducting placement agent fees and other offering expenses payable by the Company.

Under the terms of the securities purchase agreement, the Company has agreed to sell 1,150,000 shares of Class A common stock (or pre-funded warrants in lieu thereof). In a private placement, which will be consummated concurrently with the registered direct offering, the Company also has agreed to issue Series A warrants (the “Series A Common Warrants”) to purchase up to an aggregate of 1,150,000 shares of Class A common stock and Series B warrants (the “Series B Common Warrants” and collectively with the Series A Warrants, the “Common Warrants”) to purchase up to an aggregate of 1,150,000 shares of Class A common stock. The Common Warrants will be exercisable upon stockholder approval permitting their exercise, will expire five years from the date stockholder approval for the exercise of the Common Warrants is received, and will have an exercise price of $5.10 per share of Class A common stock. The Series B Common Warrants will also include a provision that will permit the Company to repurchase the warrants for $0.01 per underlying share upon the occurrence of certain milestones relating to the Company’s stock price and daily volume for a specified period.

Lake Street Capital Markets, LLC is acting as the exclusive placement agent for the offering.

The Company expects to use the proceeds from the proposed offering for general corporate purposes, which may include working capital, capital expenditures, or research and development expenditures.

The offering is expected to close on or about October 9, 2025, subject to the satisfaction of customary closing conditions, including NYSE authorization of a supplemental listing application.

The shares of Class A common stock, pre-funded warrants and shares of Class A common stock issuable upon exercise of the pre-funded warrants are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-267785) previously filed and declared effective by the Securities and Exchange Commission (the “SEC”). The offering of the shares of Class A common stock, pre-funded warrants, and shares of Class A common stock issuable upon exercise of the pre-funded warrants will be made only by means of a prospectus supplement that forms a part of the registration statement.

The Common Warrants being issued in the private placement, along with the shares of Class A common stock underlying the Common Warrants, are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the Common Warrants and underlying shares of Class A common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. A prospectus supplement relating to the shares of Class A common stock, pre-funded warrants and shares of Class A common stock issuable upon exercise of the pre-funded warrants will be filed by the Company with the SEC. When available, copies of the prospectus supplement relating to the registered direct offering, together with the accompanying prospectus, can be obtained at the SEC’s website at www.sec.gov or from Lake Street Capital Markets, LLC, Prospectus Department, 121 South 8th Street, Suite 1000, Minneapolis, Minnesota 55402 or by email at info@lakestreetcm.com.

About Vicarious Surgical

Founded in 2014, Vicarious Surgical is a next-generation surgical robotics company, developing a unique disruptive technology with the multiple goals of substantially increasing the efficiency of surgical procedures, improving patient outcomes, and reducing healthcare costs. The Company’s novel surgical approach uses proprietary human-like surgical robots to virtually transport surgeons inside the patient to perform minimally invasive surgery. The Company is led by an experienced team of technologists, medical device professionals and physicians, and has received backing by technology luminaries including Bill Gates, Vinod Khosla’s Khosla Ventures, Innovation Endeavors, Jerry Yang’s AME Cloud Ventures, Sun Hung Kai & Co. Ltd and Philip Liang’s E15 VC. The Company is headquartered in Waltham, Massachusetts.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical facts contained herein, including without limitation, statements regarding the completion of the offering, the expected net proceeds of the offering, the potential for the Company’s technology to improve patient outcomes, are forward-looking statements that reflect the current beliefs and expectations of management. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the Company’s ability to satisfy closing conditions related to the offering; risks related to market conditions; the ability to maintain the listing of the Company’s Class A common stock on the New York Stock Exchange; the approval, commercialization and adoption of the Company’s initial product candidates and the success of its single-port surgical robot, called the Vicarious Surgical System, and any of its future product candidates and service offerings; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company’s product and service development activities; the potential attributes and benefits of the Company’s product candidates and services; the Company’s ability to obtain and maintain regulatory approval for the Vicarious Surgical System, and any related restrictions and limitations of any approved product; the size and duration of human clinical trials for the Vicarious Surgical System; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; the size and growth potential of the markets for the Company’s product candidates and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s product candidates and services and reimbursement for medical procedures conducted using its product candidates and services; the company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; economic downturns, political and market conditions and their potential to adversely affect the Company’s business, financial condition and results of operations; the Company’s intellectual property rights and its ability to protect or enforce those rights, and the impact on its business, results and financial condition if it is unsuccessful in doing so; and other risks and uncertainties indicated from time to time in the Company’s filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Investor Contact

ir@vicarioussurgical.com

Media Inquiries

media@vicarioussurgical.com

Source: Vicarious Surgical Inc.